Delaware Group Premium Fund Strategic Income Series-
Total Return Performance
Cumulative Total Return
PERIOD Ended 9/30/97
-------------------------------------------------------------------------------

Initial Investment                                   $1,000.00
Beginning NAV                                           $10.00
Initial Shares                                         100.000


   Fiscal        Beginning            Dividends              Reinvested              Cumulative
    Year          Shares             for Period                Shares                  Shares
--------------------------------------------------------------------------------------------------------
   1997            100.000              $0.000                 0.000                    100.000
--------------------------------------------------------------------------------------------------------






Ending Shares                                   100.000
Ending NAV                                x      $10.57
                                             ----------
Investment Return                             $1,057.00



Total Return Performance
------------------------
Investment Return                             $1,057.00
Less Initial Investment                       $1,000.00
                                             ----------
                                                 $57.00 / $1,000.00 x 100



Total Return:                                     5.70%

Delaware Group Premium Fund Strategic Income Series-
Total Return Performance
Cumulative Total Return
THREE MONTHS Ended 9/30/97
-------------------------------------------------------------------------------

Initial Investment                                   $1,000.00
Beginning NAV                                           $10.23
Initial Shares                                          97.752


   Fiscal           Beginning            Dividends             Reinvested              Cumulative
    Year             Shares             for Period               Shares                  Shares
--------------------------------------------------------------------------------------------------------
   1997              97.752               $0.000                 0.000                     97.752
--------------------------------------------------------------------------------------------------------








Ending Shares                                   97.752
Ending NAV                                x     $10.57
                                            ----------
Investment Return                            $1,033.24



Total Return Performance
------------------------
Investment Return                            $1,033.24
Less Initial Investment                      $1,000.00
                                            ----------
                                                $33.24 / $1,000.00 x 100



Total Return:                                    3.32%

Delaware Group Premium Funds - Emerging Markets Series
Total Return Performance
Cumulative Total Return
THREE MONTHS Ended 9/30/97
-------------------------------------------------------------------------------

Initial Investment                                                    $1,000.00
Beginning NAV                                                            $10.84
Initial Shares                                                           92.251


   Fiscal           Beginning          Dividends             Reinvested              Cumulative
    Year             Shares            for Period              Shares                  Shares
--------------------------------------------------------------------------------------------------------
   1997              92.251              $0.000                 0.000                  92.251
--------------------------------------------------------------------------------------------------------








Ending Shares                                92.251
Ending NAV                             x     $10.61
                                           --------
Investment Return                           $978.78



Total Return Performance
------------------------
Investment Return                           $978.78
Less Initial Investment                   $1,000.00
                                          ---------
                                            ($21.22) / $1,000.00 x 100



Total Return:                                 -2.12%

Delaware Group Premium Funds - Emerging Markets Series
Total Return Performance
Cumulative Total Return
PERIOD Ended 9/30/97
-------------------------------------------------------------------------------

Initial Investment                               $1,000.00
Beginning NAV                                       $10.00
Initial Shares                                     100.000


   Fiscal         Beginning           Dividends             Reinvested                Cumulative
    Year            Shares            for Period              Shares                    Shares
--------------------------------------------------------------------------------------------------------
   1997            100.000              $0.000                 0.000                    100.000
--------------------------------------------------------------------------------------------------------







Ending Shares                                  100.000
Ending NAV                                 x    $10.61
                                             ---------
Investment Return                            $1,061.00



Total Return Performance
------------------------
Investment Return                             $1,061.00
Less Initial Investment                       $1,000.00
                                              ---------
                                                 $61.00 / $1,000.00 x 100



Total Return:                                      6.10%

Delaware Group Premium Fund, Inc.
Devon Series
Total Return Performance
Cumulative Total Return
SINCE INCEPTION (5/1/1997-9/30/1997)
-------------------------------------------------------------------------------

Initial Investment                                         $1,000.00
Beginning NAV                                                 $10.00
Initial Shares                                               100.000


   Fiscal          Beginning            Dividends              Reinvested               Cumulative
    Year            Shares             for Period                Shares                   Shares
----------------------------------------------------------------------------------------------------------
   1997             100.000               $0.000                  0.000                    100.000
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------


Ending Shares                               100.000
Ending NAV                           x       $12.03
                                        -----------
Investment Return                         $1,203.00



Total Return Performance
------------------------
Investment Return                         $1,203.00
Less Initial Investment                   $1,000.00
                                        -----------
                                            $203.00 / $1,000.00 x 100



Total Return:                                 20.30%

Delaware Group Premium Fund, Inc.
Devon Series
Total Return Performance
Cumulative Total Return
THREE MONTHS ENDED SEPTEMBER 30, 1997
-------------------------------------------------------------------------------

Initial Investment                                          $1,000.00
Beginning NAV                                                  $10.90
Initial Shares                                                 91.743


   Fiscal          Beginning            Dividends             Reinvested               Cumulative
    Year            Shares             for Period               Shares                   Shares
----------------------------------------------------------------------------------------------------------
   1997             91.743               $0.000                  0.000                    91.743
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------






Ending Shares                                        91.743
Ending NAV                                    x      $12.03
                                                -----------
                                                  $1,103.67
                                                -----------
Investment Return                                 $1,103.67




Total Return Performance
------------------------
Investment Return                                 $1,103.67
Less Initial Investment                           $1,000.00
                                                -----------
                                                    $103.67 / $1,000.00 x 100



Total Return:                                         10.37%

Delaware Group Premium Fund, Inc.
Convertible Securities Series
Total Return Performance
Cumulative Total Return
SINCE INCEPTION (5/1/1997-9/30/1997)
--------------------------------------------------------------------------------


Initial Investment                               $1,000.00
Beginning NAV                                       $10.00
Initial Shares                                     100.000


Fiscal        Beginning        Dividends        Reinvested           Cumulative
 Year           Shares        for Period          Shares               Shares

--------------------------------------------------------------------------------
 1997          100.000          $0.000             0.000               100.000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Ending Shares                                       100.000
Ending NAV                                      x    $11.98
                                                  ---------
Investment Return                                 $1,198.00


Total Return Performance
------------------------
Investment Return                                 $1,198.00
Less Initial Investment                           $1,000.00
                                                  ---------
                                                    $198.00 / $1,000.00 x 100


Total Return:                                        19.80%

Delaware Group Premium Fund, Inc.
Convertible Securities Series
Total Return Performance
Cumulative Total Return
THREE MONTHS ENDED SEPTEMBER 30, 1997
--------------------------------------------------------------------------------


Initial Investment                               $1,000.00
Beginning NAV                                       $10.39
Initial Shares                                      96.246


Fiscal        Beginning        Dividends        Reinvested           Cumulative
 Year           Shares        for Period          Shares               Shares

--------------------------------------------------------------------------------
 1997           96.246          $0.000             0.000                96.246
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Ending Shares                                        96.246
Ending NAV                                      x    $11.98
                                                  ---------
                                                  $1,153.03
                                                  ---------
Investment Return                                 $1,153.03


Total Return Performance
------------------------
Investment Return                                 $1,153.03
Less Initial Investment                           $1,000.00
                                                  ---------
                                                    $153.03 / $1,000.00 x 100


Total Return:                                        15.30%

Delaware Group Premium Fund- Quantum Series
Total Return Performance
Cumulative Total Return
THREE MONTHS Ended 9/30/97
--------------------------------------------------------------------------------


Initial Investment                                $1,000.00
Beginning NAV                                        $10.79
Initial Shares                                       92.678


 Fiscal         Beginning         Dividends        Reinvested       Cumulative
  Year           Shares          for Period          Shares           Shares

--------------------------------------------------------------------------------
  1997           92.678            $0.000             0.000           92.678
--------------------------------------------------------------------------------




Ending Shares                                        92.678
Ending NAV                                    x      $12.29
                                                  ---------
Investment Return                                 $1,139.01



Total Return Performance
------------------------
Investment Return                                 $1,139.01
Less Initial Investment                           $1,000.00
                                                  ---------
                                                  $  139.01 /  $1,000.00 x 100



Total Return:                                         13.90%

Delaware Group Premium Fund- Quantum Series
Total Return Performance
Cumulative Total Return
PERIOD Ended 9/30/97
--------------------------------------------------------------------------------


Initial Investment                                $1,000.00
Beginning NAV                                        $10.00
Initial Shares                                      100.000


 Fiscal         Beginning         Dividends        Reinvested       Cumulative
  Year           Shares          for Period          Shares           Shares

--------------------------------------------------------------------------------
  1997          100.000            $0.000             0.000          100.000
--------------------------------------------------------------------------------






Ending Shares                                       100.000
Ending NAV                                    x      $12.29
                                                  ---------
Investment Return                                 $1,229.00



Total Return Performance
------------------------
Investment Return                                 $1,229.00
Less Initial Investment                           $1,000.00
                                                  ---------
                                                    $229.00  /   $1,000.00 x 100



Total Return:                                         22.90%